MATERIAL TRANSFER AGREEMENT


This Material Transfer Agreement (together with its Exhibits referred to herein as the "Agreement") governs the transfer of certain substances from time to time from Biosyntech Limited having its place of business at 475, boul. Armand-Frappier, Laval, QC Canada, H7V 4B3 to Sulzer Orthopedics ltd ("SULZER") Ko. St 113980/Geb 540, CH-8404 Winterthur.

1. Background. SULZER desires to obtain samples of Biosyntech's proprietary delivery vehicle described in Exhibits A (such delivery vehicle, excluding the materials, together with its progeny, derivatives or improvements is referred to herein as the "Vehicle") to evaluate the Vehicle's suitability in its models set forth in Exhibit A. Biosyntech desires to obtain samples of the material described in Exhibit B from SULZER for use in the research described in Exhibits B under the terms and conditions of this Agreement. Such material, together with its progeny, derivatives or improvements is referred to herein as "Material". As part of the research described in Exhibits A, SULZER will incorporate the Material into Biosyntech's Vehicle. The Vehicle containing the Material shall be referred to herein as the Vehicle/Material Product. Additionally, SULZER may desire to evaluate Vehicle/Material Product in accordance with Exhibits A. The research set forth in Exhibits A and B shall be considered "Research" under this Agreement. Biosyntech shall own all title and interest in and to the Vehicle.

2. The Vehicle and the research. Biosyntech will supply SULZER with such quantities of the Vehicle as SULZER may reasonably request and as Biosyntech may make available, in its sole discretion, from time to time. However, Biosyntech shall be under no obligation to supply any Vehicle at any time and may cancel the supply of Vehicle at any time without advance notice. Additionally, Biosyntech will supply SULZER with such quantities of the Vehicle/Material Product or other related materials as needed by SULZER in order to conduct the Research set forth in Exhibits A hereto. SULZER will use the Vehicle/Material Product and any product or process derived from the use of the Vehicle or the Vehicle/Material Product, solely in its Research set forth in Exhibits A and for no other purpose. The Research will be conducted solely by SULZER at its research facilities or by a third party contractor at their facilities. None of the Vehicle or Vehicle/Material Product will be transferred or sold to third parties other than the aforesaid third party contractors. SULZER WILL NOT USE
THE VEHICLE OR VEHICLE/MATERIAL PRODUCT FOR TESTING IN OR TREATMENT OF HUMAN SUBJECTS. SULZER acknowledges that the Vehicle and Vehicle/Material Product is experimental and will comply with all laws and regulations applicable to its handling and use. Any Vehicle remaining upon completion of the Research will be returned to Biosyntech. Any Vehicle/Material Product remaining upon completion of the Research will be destroyed by SULZER

3. The Material and the Research. Biosyntech acknowledges that SULZER has rights to the Material. SULZER will supply with such quantities of the Material as Biosyntech may reasonably request and as SULZER may make available, in its sole discretion, from time to time. However, SULZER shall be under no obligation to supply any Material at any time and may cancel the supply of Material at any time without advance notice. Biosyntech will use the Material, the Vehicle/Material Product and any product or process derived from the use of the Material or the Vehicle/Material Product, solely in its Research set forth in exhibits B and for no other purpose. The Material and the Vehicle/Material Product will not be used by Biosyntech in research that is subject to consulting or licensing obligations to other party, unless SULZER gives its prior, express written permission. The Research will be conducted solely by Biosyntech at its research facilities. None of the Material or Vehicle/Material Product will be transferred or sold to third parties. Biosyntech WILL NOT USE THE MATERIAL OR VEHICLE/MATERIAL PRODUCT FOR TESTING IN OR TREATMENT OF HUMAN SUBJECTS. Biosyntech acknowledges that the Material and Vehicle/Material Product is experimental and will comply with all laws and regulations applicable to


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its handling and use. Any Material remaining upon completion of the Research will return to SULZER. Any Vehicle/Material Product remaining upon completion of the Research will be destroyed by Biosyntech.


4. In Vivo Studies. If Biosyntech or SULZER is using the Vehicle/Material Product for non-human in vivo studies, it will comply with all applicable federal, state and local laws and regulations.

5.  Inventions

5.1 Disclosures. Biosyntech will promptly and fully disclose in writing to SULZER any and all inventions, (whether or not protectable under state, federal or local laws) related to the Material, the Vehicle/Material Product or their use, or developed using Material, or the Vehicle/Material Product which are conceived and/or reduced to practice by Biosyntech, in the course of its Research and SULZER will promptly and fully disclose in writing to Biosyntech any and all inventions, (whether or not protectable under state, federal or local laws) related to the Vehicle, the Vehicle/Material Product or their use, or developed using the Vehicle, or the Vehicle/Material Product which are conceived and/or reduced to practice by SULZER, in the course of its Research (collectively, the "Invention(s)").

5.2 Rights. Except as provided herein, ownership of any Invention shall be determined in accordance with the applicable intellectual property laws of the CANADA. Notwithstanding any other provision contained in this Agreement (a) Biosyntech shall solely own those Inventions that are directed to the Vehicle or related to the use thereof, except in the combination with the use of the Material and (b) SULZER shall solely own those Inventions that are directed to Material or related to the use thereof, except in combination with the use of the vehicle. Biosyntech and SULZER hereby agree that a party may not use information from the Research to file a patent application without the prior written consent of the other party on any Inventions that cover (i) the Vehicle and the Material, (ii) the combination of the Vehicle and the use of the Material, (iii) the combination of the Material and the use of the Vehicle, or
(iv) the combination of the use of the Vehicle and the Material ("Joint Inventions"). Biosyntech represents and warrants that no other person has any prior right to ownership of Joint Inventions or a prior right to acquire a licence under such Joint Inventions by reason of any action or agreement by Biosyntech.

5.3 Patent Applications. Subject to Section 5.2 any and all patent applications necessary to protect the proprietary position of solely owned Inventions by Biosyntech will be prepared, filled and maintained by Biosyntech with expenses paid by Biosyntech. Subject to Section 5.2 any patent application necessary to protect the proprietary position of solely owned Inventions by SULZER will be prepared, filled and maintained by SULZER with expenses paid by SULZER. For any and all patent applications on Joint Inventions, both Biosyntech and SULZER agree to cooperate jointly at each such party's own expense in the preparation, prosecution and/or maintenance of any patents or patent applications for a Joint Invention.

5.4 Reports. At Biosyntech's request, SULZER will advise and update Biosyntech on the progress and results of the Research subject to Section 7. At SULZER's request, Biosyntech will advise and update SULZER on the progress and results of the Research subject to Section 7.

6. No Licence. Biosyntech retains all rights and title in and to the Vehicle and all related Biosyntech intellectual property rights, including without limitation, any patents, patent applications, copyrights and copyright applications, subject to the limited right of use granted to SULZER herein to carry out the Research, and retains the right to have any Vehicle/Material Products destroyed and any Vehicle returned to Biosyntech or disposed of upon request. SULZER understands that no other right or license to the Vehicle, the Vehicle/Material Products or to their use is granted or implied as a result of

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Biosyntech's sending the Vehicle or the Vehicle/Material Products to it. Nothing
contained in this Agreement shall restrict Biosyntech's right to disclose, use, sell assign, transfer or distribute the Vehicle to any other entity for commercial or non-commercial purposes. SULZER retains all right and title in and to the Material and all related SULZER intellectual property rights, including without limitation, any patents, patent applications, copyrights and copyright applications, subject to the limited right of use granted to Biosyntech herein to carry out Research, and retains the right to have any Vehicle/Material
Products destroyed and any Material returned to SULZER or disposed of upon request. Biosyntech understands that no other right or license to the Material, the Vehicle/Material Products or to their use is granted or implied as a result of SULZER's sending the Material to it. Nothing contained in this Agreement shall restrict SULZER's right to disclose, use, sell assign, transfer or distribute the Material to any other entity for commercial or non commercial purposes.

7. Confidentiality. Subject to Section 5.3 hereof, for a period of 5 years from the date of this Agreement, neither party will disclose or publish the results of the Research to third parties other than in confidence to its directors, officers, employees, consultants, corporate partners or potential corporate partners. With the exception of the results of the Research, any confidential or proprietary information provided by Biosyntech to SULZER shall be considered Biosyntech's Proprietary Information and for a period of five years from the date of disclosure of any Biosyntech Proprietary Information hereunder, SULZER agrees that it will hold in confidence and not disclose or make available to any third party, any Biosyntech Proprietary Information disclosed to it by or on behalf of Biosyntech, will not use such Biosyntech Proprietary Information for any purpose other than as advised or directed by Biosyntech and will not exploit such Biosyntech Proprietary Information for its own benefit or the benefit of another without the prior written consent of Biosyntech. With the exception of the results of the Research, any confidential or proprietary information provided by SULZER to Biosyntech shall be considered SULZER Proprietary Information and for a period of five years from the latest date of disclosure of any SULZER Proprietary Information hereunder, Biosyntech agrees that it will hold in confidence and not disclose or make available to any third party, any SULZER Proprietary Information disclosed to it by or on behalf of SULZER, will not use such SULZER Proprietary Information for any purpose other than as advised or directed by SULZER, and will not exploit such SULZER Proprietary Information for its own benefit or the benefit of another without the prior written consent of SULZER. Biosyntech Proprietary Information and SULZER Proprietary Information shall not include information which:

a) is known to the public at the time of disclosure by the disclosing party or become so known through no wrongful act on the part of the receiving party, but only after it becomes so publicly known;

b) is in the receiving party's possession at the time of disclosure by the disclosing party, as evidenced by written records;

c) becomes known to the receiving party through disclosure by sources not under an obligation to the disclosing party to maintain such information in confidence as evidenced by written records;

d) is independently developed by or on behalf of the receiving party without reference to or reliance on the Proprietary Information of the disclosing party, as evidenced by written records.

8. NO WARRANTY. THE MATERIAL IS PROVIDED TO SULZER AS-IS AND WITHOUT WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY , TITLE OR FITNESS FOR A PARTICULAR PURPOSE AND WITHOUT ANY REPRESENTATION OR WARRANTY THAT THE USE OF THE VEHICLE WILL NOT INFRINGE ANY PATENT, OR OTHER RIGHTS. THE MATERIAL IS PROVIDED TO BIOSYNTECH AS-IS AND WITHOUT WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, TITLE OR FITNESS FOR A PARTICULAR


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PURPOSE AND WITHOUT ANY REPRESENTATION OR WARRANTY THAT THE USE OF THE MATERIAL
WILL NOT INFRINGE ANY PATENT, OR OTHER RIGHTS.

9. Indemnification. To the extend permitted under governing law, Biosyntech will indemnify and hold SULZER harmless from any claims or liability resulting from Biosyntech's use, handling or storage of the Material or Vehicle/Material Product, except insofar as such claims or liability result from SULZER's negligence or wrongdoing subject to SULZER providing prompt written notice of any such claim or liability and Biosyntech having the right to control the defence and/or settlement of such claim; and to the extent SULZER has been negligent or engaged in wrongdoing, SULZER shall indemnify Biosyntech to the extent permitted under governing law subject to Biosyntech providing prompt written notice of any such claim or liability and having the right to control the defence and/or settlement of such claim. To the extent permitted under governing law, SULZER will indemnify and hold Biosyntech harmless from any claims or liability resulting from SULZER's use, handling or storage of the Vehicle or Vehicle/Material Product except insofar as such claims or liability result from Biosyntech's negligence or wrongdoing, subject to Biosyntech providing prompt written notice of any such claim or liability and SULZER having the right to control the defence and/or settlement of such claim; and to the extent Biosyntech has been negligent or engaged in wrongdoing, Biosyntech shall indemnify SULZER to the extent permitted under governing law subject to SULZER providing prompt written notice of any such claim or liability and Biosyntech having the right to control the defence and/or settlement of such claim.

10. Termination. Either party may terminate this Agreement on thirty (30) days prior written notice to the other party. Upon termination, SULZER shall destroy any Vehicle/Material Product, shall immediately return to Biosyntech all Biosyntech Proprietary Information provided by Biosyntech, and all Vehicle and all of SULZER's right to use the Vehicle and the Vehicle/Material Products shall end. Upon termination, Biosyntech shall destroy any Vehicle/Material Products, shall immediately return to SULZER all SULZER Proprietary Information provided by SULZER, and all Material and all of Biosyntech's right to use the Material and the Vehicle/Material Products shall end. Following termination, neither party shall have any further obligation under this Agreement, except that
Section 5 through 10 shall survive termination.

11. Modifications. This Agreement supersedes all prior agreements, written or oral, including the Confidential Disclosure Agreement dated __________ between Biosyntech and SULZER related to the subject matter of this Agreement provided that the obligations of confidentiality and non-use attaching to the Proprietary Information disclosed under such Confidential Disclosure Agreement shall survive its termination. This Agreement may not be modified, changed or discharged, in whole or in part, except by an agreement in writing signed by the Biosyntech and SULZER.

12. Third Partied. Biosyntech and SULZER hereby represent that the acceptance of the Material and Vehicle in accordance with, and the performance of all the terms of this Agreement do not and will not breach or conflict with any other agreement or arrangement to which Biosyntech or SULZER is a party.

13. Bailment. It is the intent of the parties that the transfer of Material to Biosyntech or the transfer of Vehicle to SULZER be considered a bailment, and shall be considered neither a conditional nor an unconditional sale. Any monies transferred in conjunction with the transfer of Material, Vehicle and information shall be only to cover the costs associated with the transfer, and shall not represent consideration for an exchange of title thereto.

14. Miscellaneous. This Agreement (a) may not be assigned or transferred by any party without the prior written consent of the other party, except that Biosyntech or SULZER may assign this Agreement to an affiliated SULZER or in connection with the merger, consolidation or sale of all or


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substantially all of its assets and (b) shall be governed by and construed in accordance with the laws of the Province of Quebec, Canada.



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IN WITNESS  WHEREOF,  Biosyntech  and SULZER have caused  this  Agreement  to be executed in their properly and duly authorized afficers or representatives.



Biosyntech Limited

Name: /s/ Francois Binette, Ph.D.
      ---------------------------------

Title: Vice President, Research & Development

Date:  January 10, 2000

Biosyntech Limited
475, boul. Armand-Frappier
Laval (QC) H7V 4B3
Canada

Phone: (450) 686-2437
Facsimile: (450) 686-8952



SULZER Orthopedics*

Name:  /s/ Werner Miller Ph.D.
       -------------------------------

Title: Director Biotech Dept.

Date:  January 7, 2000

Sulzer Orthopedics Ltd

Ko. St 113980/Geb 540,

CH-8404 Winterthur